Columbia Global Extended Alpha Fund Supplement dated April 20, 2012 to the Prospectuses dated March 1, 2012

Effective April 20, 2012, the information in the “Summary of the Fund” under the caption “Fund Management” is hereby replaced with the following:

Investment Manager:    Columbia Management Investment Advisers, LLC

Subadviser:    Threadneedle International Limited

Portfolio Manager	Title	Managed Fund Since
Neil Robson	Portfolio Manager	December 2011
Ashish Kochar	Deputy Portfolio Manager	April 2012

Effective April 20, 2012, the portfolio managers who lead the team responsible for the day-to-day portfolio management of the Fund, as described in the “More Information About the Fund” section under the caption “Fund Management and Compensation — Investment Manager — Threadneedle” is hereby replaced with the following:

Neil Robson, Portfolio Manager

•	Member of the global equities team.

•	Managed the Fund since December 2011.

•

Joined Threadneedle in 2011 as a fund manager. Prior to joining Threadneedle, Mr. Robson was a fund manager at Martin Currie from 2010 to 2011 and Head of Global Equity at Pioneer Investments from 2003 to 2009.

•	Began investment career in 1986.

•	BSc. (Hons), Economics, University of Bristol.

Ashish Kochar, Deputy Portfolio Manager

•	Member of the global equities team.

•	Managed the Fund since April 2012.

•

Joined Threadneedle in 2008 as an equity analyst. Prior to joining Threadneedle, Mr. Kochar was an equity analyst at North Sound Capital LLC from 2006 to 2008 and an analyst at Merrill Lynch from 2005 to 2006.

•	Began investment career in 2005.

•	BA (Hons), Economics, Shri Ram College of Commerce, Delhi University; MBA in Finance, Mason School of Business, The College of William and Mary.

The rest of the section remains unchanged.

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